UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025

Northpointe Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Michigan	No. 001-42517	38-3413392
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3333 Deposit Drive Northeast
Grand Rapids, Michigan		49546
(Address of principal executive offices)		(Zip Code)
(616) 940‑9400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240 13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement
Amendment to Series A Registration Rights Agreement

On May 16, 2025, Northpointe Bancshares, Inc. (the “Company”) entered into an amendment (the “Series A Amendment”) to the Registration Rights Agreement dated December 29, 2020 (the “Series A RRA”), by and among the Company and the investors listed on the signature pages thereto. Pursuant to the Series A RRA Amendment, the deadline for the Company to meet certain filing obligations related to the registration and listing of the Company’s depositary shares, representing 1/40th of a share of the Company’s 8.25% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, has been extended to January 2, 2026.

The foregoing description of the Series A RRA Amendment does not purport to be complete and is qualified in its entirety by reference to the Series A RRA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Series B Registration Rights Agreement

On May 21, 2025, the Company entered into an amendment (the “Series B RRA Amendment”) to the Registration Rights Agreement dated December 30, 2021 (the “Series B RRA”), by and among the Company and the investors listed on the signature pages thereto. Pursuant to the Series B RRA Amendment, the deadline for the Company to meet certain filing obligations related to the registration and listing of the Company’s depositary shares, representing 1/40th of a share of the Company’s 7.25% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, has been extended to January 2, 2027.

The foregoing description of the Series B RRA Amendment does not purport to be complete and is qualified in its entirety by reference to the Series B RRA Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events
In connection with the Series A Amendment and the Series B Amendment, the Board of Directors of the Company has approved a one-time special cash dividend in the amount of $2.50 per share (the “Special Dividend”) on the Company’s 8.25% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and the Company’s 7.25% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”). The Special Dividend is payable to holders of record of the Series A Preferred Stock and Series B Preferred Stock as of May 21, 2025, and will be paid on June 30, 2025.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	10.1	First Amendment to Registration Rights Agreement, dated May 16, 2025, by and between Northpoint Bancshares, Inc. and the investors listed on the signature pages thereto.
	10.2	First Amendment to Registration Rights Agreement, dated May 21, 2025, by and between Northpointe Bancshares, Inc. and the investors listed on the signature pages thereto.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHPOINTE BANCSHARES, INC.

Date: May 22, 2025	By:	/s/ Brad T. Howes
Brad T. Howes
Executive Vice President and Chief Financial Officer